INVENTORY	12 Months Ended
Dec. 31, 2024
Inventory, Net [Abstract]
INVENTORY

NOTE 3. INVENTORY
Inventory as of December 31, 2024 and December 31, 2023, consisted of the following:

($ in thousands)	December 31, 2024	December 31, 2023
Raw materials	$12,010	$12,649
Raw materials - non-cannabis	13,213	17,937
Work-in-process	33,803	51,538
Finished goods	22,931	24,138
Finished goods - non-cannabis	1,386	1,527
Inventory, net	$83,343	$107,789

During the years ended December 31, 2024 and 2023, the net impact to inventory reserve was an increase of $1.0 million and $3.8 million, respectively. The expense related to the change in inventory reserve is included in Cost of goods sold presented in the Consolidated Statements of Operations.

In addition, during the year ended December 31, 2023, the Company recorded an adjustment of $0.7 million to write down inventory to its net realizable value. The assets were sold in the fourth quarter of 2023.